FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        March 28, 2003 (March 28, 2003)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)
                         645 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000

Item 5. Other Events.

     On March 7, 2003, we filed our Annual Report on Form 10-K for our fiscal year ended January 3, 2003 (the "10-K"). Under Item 6, "Selected Financial Data, we presented a table entitled "Other Operating Data". In this table, we included a financial measure, "EBITDA," which we defined as earnings from continuing operations before interest income, interest expense, income taxes, depreciation and amortization. "EBITDA" was stated as $46,025,000, $41,038,000, $49,196,000,
$29,345,000 and $(13,637,000) for our fiscal years ended January 3, 2003, December 28, 2001, December 29, 2000, December 31, 1999 and January 1, 1999, respectively. "EBITDA" is a financial measure that is not calculated or presented in accordance with generally accepted accounting principles ("GAAP").

     Regulation G, promulgated pursuant to Section 401(b) of the Sarbanes-Oxley Act of 2002 ("Regulation G"), is effective as of March 28, 2003. Regulation G requires a registrant that publicly discloses any material information that includes a "non-GAAP financial measure", as defined in Regulation G, to provide the following information as part of the disclosure of the non-GAAP financial measure: (a) a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP; and (b) a reconciliation (by schedule or other clearly understandable method), which shall be quantitative for historic measures and quantitative, to the extent available without unreasonable efforts, for prospective measures, of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure or measures calculated and presented in accordance with GAAP.

     Accordingly, pursuant to Regulation G, we hereby provide the following presentation and reconciliation of the "EBITDA" financial measure included in the 10-K:

                     EBITDA Presentation and Reconciliation

Fiscal years ended                       January 3,   December 28,    December 29,   December 31,   January 1,
(in thousands of dollars)                  2003          2001            2000           1999         1999
Net income (loss) from
continuing operations, as reported         $ 10,324      $(23,492)       $ 14,185       $ 18,662     $ (27,355)
Interest expense (income), net               14,051         21,106          9,960          (463)          (192)
Taxes                                         3,500          1,900          1,575          2,073          1,400
Depreciation and amortization                18,150         41,524         23,476          9,073         12,510
                                             ------         ------         ------          -----         ------
EBITDA                                     $ 46,025      $  41,038       $ 49,196       $ 29,345     $ (13,637)
                                           ========      =========       ========       ========     ==========



Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.
None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: March 28, 2003                     /s/ Mary Ellen Genovese
                                                   -----------------------
                                                   Mary Ellen Genovese
                                                   Chief Financial Officer